Commonwealth Annuity and Life Insurance Company 132 Turnpike Road, Suite 210 Southborough, MA 01772 508-460-2400 — phone 508-460-2401 — fax	commonwealthannuity.com * 800.533.7881

ANNUAL REPORT — 12/31/2014

FOR CONTRACT HOLDERS OF:  COMMONWEALTH ANNUITY VARIABLE ANNUITY

March 24, 2015

VIA EDGAR

Securities and Exchange Commission
100 F Street, N.E.
Washington, DC 20549

Subj:	Separate Account VA-A 1940 Act Registration Number: 811-1497 1933 Act Registration Numbers: 2-53206, 2-53205 CIK: 0000313754 Rule N30-d Filing

Dear Sir or Madam:

As required by Rule 30e-2 under the Investment Company Act of 1940, as amended (the "Act"), Separate Account VA-A, a unit investment trust registered under the Act, mailed to its contract owners the annual report for the underlying management investment companies. This filing constitutes the filing of this report as required by Rule 30b2-1 under the Act.

The following annual report and letter, which was mailed to contract owners, was filed with the Commission via EDGAR on the dates indicated below and is incorporated herein by reference:

Underlying Management Investment Company	CIK Number	Date(s) Filed
Goldman Sachs Variable Insurance Trust (Service Shares)	1046292	February 27, 2015

To the extent necessary, these filings are incorporated herein by reference.

Sincerely,

/s/ Sheila B. St. Hilaire
Sheila B. St. Hilaire
Vice President, Assistant General Counsel and Assistant Corporate Secretary

Commonwealth Annuity and Life Insurance Company

132 Turnpike Road, Suite 210 * Southborough, MA 01772

2014 Annual Reports

Dear Contract Owner:

Commonwealth Annuity and Life Insurance Company Administrative Office: Insurance Services 5801 SW 6th Avenue Topeka, KS 66636-0001 Phone: 800-533-7881

We are pleased to provide you with 2014 annual reports for the underlying funds you currently have chosen in your contract underwritten by Commonwealth Annuity and Life Insurance Company.

In most instances, this booklet has been customized to provide you with information relating to the funds in which you were invested as of December 31, 2014.

If you are interested in additional information about your contract or the investment options available to you in your contract, please contact your registered representative or our Service Center at 800-533-7881.

Regards,

Commonwealth Annuity and Life Insurance Company

Special Note: Please refer to your product prospectus for additional information about the investment options available.

CWA